CONSENT AND SECOND AMENDMENT TO THIRD
AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of October 1, 2016, and effective as of October 3, 2016, is by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and certain of its affiliates parties hereto identified on the signature pages as “Original Borrower” (individually and collectively, “Original Borrower”), and DIVERSICARE LEASING COMPANY III, LLC, and each of the limited liability companies identified on Appendix 1 attached hereto, each a Delaware limited liability company (individually and collectively, “New Borrower”). New Borrower and Original Borrower are hereinafter referred to individually and collectively as, “Borrower”.
RECITALS:
WHEREAS, Original Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement as amended by this Amendment); and
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Consents. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties set forth in Section 6 below, Administrative Agent and the Lenders (as the Required Lenders pursuant to the Loan Agreement) hereby consent to each of the following:
(a)    the formation by Advocat Finance, Inc. (“AFI”) of Diversicare Leasing Company III, LLC, a Delaware limited liability company (“DLC III”) and a wholly-owned subsidiary of AFI;
(b)    the formation by DLC III, of each of the limited liability companies identified on Appendix 1 hereto, each a wholly-owned subsidiary of DLC III; and
(c)    the amendment and restatement of the Golden Living Lease on or about November 1, 2016, which amendment and restatement shall be in form and substance reasonably satisfactory to Administrative Agent, as so long as such Golden Living Lease is subject to the Golden Living Intercreditor Agreement (AL).
2.    Joinder and Assumption. From and after the date hereof, New Borrower hereby absolutely and unconditionally (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder and to each Financing Agreement to which Original Borrower is a party, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Financing Agreements, (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Financing Agreements and all of the representations and warranties contained in the Loan Agreement and the other Financing Agreements with respect to a Borrower, and (iv) collaterally assigns and transfers to Administrative Agent (for the benefit of Lenders and itself) and hereby grants to Administrative Agent (for the benefit of Lenders and itself) a continuing first-priority security interest in all of New Borrower’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Liabilities, subject to any applicable Intercreditor Agreements. New Borrower hereby authorizes Administrative Agent to file at any time uniform commercial code financing statements in such jurisdictions and offices as Administrative Agent deems necessary in connection with the perfection of a security interest in all of New Borrower’s now owned or hereafter arising or acquired Collateral, including, without limitation, Accounts and Deposit Accounts of New Borrower, and all proceeds and products thereof. From and after the date hereof, any reference to the term “Borrower” in the Loan Agreement and the Financing Agreements shall also include New Borrower.
3.    Supplementation of Certain Disclosure Schedules. In connection with the joinder of New Borrower to the Loan Agreement, Schedule 1.1(a) (Borrowers), Schedule 1.1(f) (Facilities, Locations, Real Property, Operators, Owners, Leases), Schedule 7.8 (Names), Schedule 7.12 (Organizational Chart), Schedule 7.33 (Capitalization) and Schedule 7.36 (Commercial Leases) of the Loan Agreement shall be supplemented from and after the date of this Amendment as set forth on the applicable and respective schedules attached hereto and made a part hereof so that such schedules shall reflect the matters intended to be shown thereon as of the date of this Amendment.
4.    Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties set forth in Section 6 below, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    The following definitions shall be inserted in correct alphabetical order in Section 1.1 of the Loan Agreement:
“Carthage Facility” means that certain skilled nursing and/or assisted living facility located in Carthage, Mississippi and operated by Diversicare of Carthage, LLC as identified on Schedule 1.1(f) attached hereto.
“Carthage Lease” means that certain Lease Agreement between Leake County Nursing Home, Ltd., as Lessor, and Diversicare of Carthage, LLC, as Lessee, with respect to the Carthage Facility, originally dated October 1, 1977, the leasehold interest of the lessee thereunder being assigned to and assumed by Diversicare of Carthage, LLC by assignment from Beverly Enterprises-Mississippi, Inc. dated as of October 1, 2016, as the same may be from time to time amended and restated in conformance with Section 9.16 hereof.
“Carthage Lease Documents” means, collectively, the Carthage Lease and the security agreements, documents, instruments and agreements executed in connection therewith, in each case as the same may be amended or modified in conformity with Section 9.16 hereof.
“DLC III” means Diversicare Leasing Company III, a Delaware limited liability company and a wholly-owned subsidiary of Advocat Finance, Inc.
“DLC III (AL) Subsidiaries” means Diversicare of Arab, LLC, Diversicare of Boaz, LLC, Diversicare of Foley, LLC, Diversicare of Hueytown, LLC, Diversicare of Lanett, LLC, Diversicare of Bessemer, LLC, Diversicare of Montgomery, LLC, Diversicare of Oneonta, LLC, Diversicare of Oxford, LLC, Diversicare of Pell City, LLC, Diversicare of Riverchase, LLC, and Diversicare of Winfield, LLC, each a Delaware limited liability company and a wholly-owned subsidiary of DLC III.
“DLC III (MS) Subsidiaries” means Diversicare of Amory, LLC, Diversicare of Batesville, LLC, Diversicare of Brookhaven, LLC, Diversicare of Carthage, LLC, Diversicare of Eupora, LLC, Diversicare of Meridian, LLC, Diversicare of Ripley, LLC, Diversicare of Southaven, LLC, Diversicare of Tupelo, LLC, and Diversicare of Tylertown, LLC, each a Delaware limited liability company and a wholly-owned subsidiary of DLC III.
“DLC III Subsidiaries” means, collectively, the DLC III (MS) Subsidiaries and the DLC III (AL) Subsidiaries.
“Golden Living (AL) Facilities” means those certain skilled nursing and/or assisted living facilities identified on Schedule 1.1(f) attached hereto as the “Golden Living (AL) Facilities”, which are operated by DLC III (AL) Subsidiaries.
“Golden Living (AL) Lessors” means, collectively, GPH Arab, LLC, GPH Boaz, LLC, GPH Foley, LLC, GPH Hueytown, LLC, GPH Lanett, LLC, GPH Bessemer, LLC, GPH Montgomery, LLC, GPH Oneonta, LLC, GPH Oxford, LLC, GPH Pell City, LLC, GPH Riverchase, LLC, and GPH Winfield, LLC, as lessors under the Golden Living Lease.
“Golden Living (MS) Facilities” means those certain skilled nursing and/or assisted living facilities identified on Schedule 1.1(f) attached hereto as the “Golden Living (MS) Facilities”, which are operated by certain of the DLC III (MS) Subsidiaries.
“Golden Living (MS) Lessors” means, collectively, GPH Amory LLC, GPH Batesville LLC, GPH Brookhaven LLC, GPH Eupora LLC, GPH Ripley LLC, GPH Southaven LLC, GPH Tupelo LLC, and GPH Tylertown LLC, as lessors under the Golden Living Lease.
“Golden Living Facilities” means, collectively, the Golden Living (AL) Facilities and the Golden Living (MS) Facilities.
“Golden Living Intercreditor Agreement (AL)” means a Subordination and Intercreditor Agreement made by and among Administrative Agent (on behalf of itself and the Lenders), the DLC III (AL) Subsidiaries and the Golden Living (AL) Lessors in connection with the Golden Living Lease in form and substance reasonably satisfactory to Administrative Agent. For further clarity, the Golden Living Intercreditor Agreement (AL) may include an amended and restated Golden Living Intercreditor Agreement (MS) that includes certain of the DLC III (MS) Subsidiaries and the DLC III (AL) Subsidiaries, the Golden Living (AL) Lessors and the Golden Living (MS) Lessors.
“Golden Living Intercreditor Agreement (MS)” means that certain Subordination and Intercreditor Agreement made by and among Administrative Agent (on behalf of itself and the Lenders), certain of the DLC III (MS) Subsidiaries and the Golden Living (MS) Lessors executed as of October 1, 2016, in connection with the Golden Living Lease.
“Golden Living Lease” means that certain Master Lease executed by and among DLC III (MS) Subsidiaries and Golden Living (MS) Lessors with respect to the Golden Living (MS) Facilities, as the same may be amended and restated on or about November 1, 2016 to include the DLC III (AL) Subsidiaries and the Golden Living (AL) Lessors with respect to the Golden Living (AL) Facilities, as the same may be further amended or modified in conformity with Section 9.16 hereof.
“Golden Living Lease Documents” means, collectively, the Golden Living Lease and the security agreements, documents, instruments and agreements executed in connection therewith, in each case as the same may be amended or modified in conformity with Section 9.16 hereof.
“Golden Living Lessor Security Interest” means, collectively, the security interests of (a) the applicable Golden Living (AL) Lessor under the Golden Living Lease in certain assets of the applicable Borrower, the rights pertaining to and priorities of which are as specified in the Golden Living Intercreditor Agreement (AL) and (b) the applicable Golden Living (MS) Lessor under the Golden Living Lease in certain assets of the applicable Borrower, the rights pertaining to and priorities of which are as specified in the Golden Living Intercreditor Agreement (MS).
“Meridian Facility” means that certain skilled nursing and/or assisted living facility located in Meridian, Mississippi and operated by Diversicare of Meridian as identified on Schedule 1.1(f) attached hereto.
“Meridian Lease” means that certain Lease Agreement between Broadmoor Nursing Home Ltd., as Lessor, and Diversicare of Meridian, LLC, as Lessee, with respect to the Meridian Facility, originally dated October 1, 1977, the leasehold interest of the lessee thereunder being assigned to and assumed by Diversicare of Meridian, LLC by assignment from Beverly Enterprises-Mississippi, Inc. dated as of October 1, 2016, and amended by First Amendment to Lease Agreement dated as of October 1, 2016, as the same may be from time to time amended and restated in conformance with Section 9.16 hereof.
“Meridian Lease Documents” means, collectively, the Meridian Lease and the security agreements, documents, instruments and agreements executed in connection therewith, in each case as the same may be amended or modified in conformity with Section 9.16 hereof.
(b)    The definition of “Change of Control” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Change of Control” means the occurrence of any one or more of the following events or conditions, except as the result of a merger or consolidation with, or merger into, a Borrower (and such Borrower is the surviving entity) or the dissolution of an inactive subsidiary as permitted in accordance with Section 9.3: (a) Guarantor shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of Diversicare Management Services Co., (b) Diversicare Management Services Co. shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of Advocat Finance, Inc., (c) Advocat Finance, Inc. shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of DLC, DLC II, DLC III, Diversicare Holding Company, LLC and Diversicare Property Co., LLC, (d) Diversicare Holding Company, LLC shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of Diversicare Kansas, LLC, Diversicare of Glasgow, LLC and Diversicare of Fulton, LLC, (e) Diversicare Kansas, LLC shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of the Kansas Opco Borrowers, (f) Diversicare Property Co., LLC shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of the Propco Borrowers, (g) DLC II shall at any time after the Closing Date have voting control over less than all of the issued and outstanding Stock of the DLC II Subsidiaries, (h) Diversicare Texas I, LLC shall at any time after the Closing Date have voting control over less than all of the issued and outstanding Stock of the OHI Entities (other than Diversicare Texas I, LLC), (i) Senior Care Florida Leasing, LLC shall at any time after the Closing Date have voting control over less than all of the issued and outstanding Stock of the Senior Care Subsidiaries, (j) DLC III shall at any time after July 1, 2016, have voting control over less than all of the issued and outstanding Stock of the DLC III Subsidiaries, (k) DLC shall at any time after the Closing Date have control and voting power, directly or indirectly, over less than all of the issued and outstanding Stock of any other Borrower not mentioned in (a) through (j) above or (l) Guarantor shall cease to directly or indirectly possess the right to elect (through contract, ownership of voting securities or otherwise) at all times a majority of the board of directors or managers (or similar governing body) of each Borrower and Pledgor and to direct the management policies and decisions of each Borrower and Pledgor.
(c)    The definition of “Commercial Leases” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Commercial Leases” means the collective reference to all Leases other than (a) admission agreements or residency agreements or (b) any Lease for real property solely used for office space with a term not to exceed five (5) years and for 5,000 square feet or less.
(d)    The definition of “Eligible Accounts” in Section 1.1 of the Loan Agreement is hereby amended by amending and restating subsection (2) at the end of subsection (h) thereof as follows:
(2)    notwithstanding the ninety (90) day periods prescribed by subsection (a) above, (i) solely for the nine (9) month period beginning November 1, 2016 through and including August 1, 2017 with respect to the Accounts of Borrower generated by the operations of the Golden Living (AL) Facilities, the Golden Living (MS) Facilities, the Carthage Facility and/or the Meridian Facility and (ii) solely for the six (6) month period beginning on the commencement date of operations by a Borrower with respect to the Accounts generated by the operations of a Facility or Facilities acquired or leased by such Borrower after the date of this Agreement (other than the Golden Living (AL) Facilities and the Golden Living (MS) Facilities, each a “New Facility”) through and including the date that is six (6) months after such commencement date, Accounts that are to be paid pursuant to a Medicare Provider Agreement or a Medicaid Provider Agreement, Private Insurance Managed Care Accounts, or any otherwise Eligible Accounts, which do not remain unpaid more than one hundred eighty (180) days from the invoice date, shall be Eligible Accounts; provided, however, Private Pay Accounts and Medicaid pending Accounts shall not be considered Eligible Accounts; and, provided further, one hundred percent (100%) of all credit amounts in any of the foregoing Eligible Account categories shall be deducted from the “current” Accounts as reasonably determined by the Administrative Agent in its reasonable credit judgment;
(e)    The definition of “Financing Agreements” in Section 1.1 of the Loan Agreement shall hereafter be deemed to also include this Amendment and each of the documents identified in Sections 7(c), (d), (e), (f), (o), (p), (q) and (r) in this Amendment.
(f)    The definition of “Indiana IGT Arrangement” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Indiana IGT Arrangement” means the Indiana Inter-Governmental Transfer Program entered into by a Borrower after the date of this Agreement for a Facility or Facilities located in the State of Indiana with respect to the Medicaid reimbursement for such Facility or Facilities, as permitted in accordance with Section 9.6 hereof.
(g)    The definition of “Intercreditor Agreements” in Section 1.1 of the Loan Agreement is hereby modified by also inserting a reference to the Golden Living Intercreditor Agreement (AL) and the Golden Living Intercreditor Agreement (MS).
(h)    The definition of “Maximum Revolving Facility” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Maximum Revolving Facility” means an amount equal to Fifty-Two Million Two Hundred Fifty Thousand and No/100 Dollars ($52,250,000.00); provided, however, that the Maximum Revolving Facility shall be automatically and permanently reduced to Forty-Two Million Two Hundred Fifty Thousand and No/100 Dollars ($42,250,000.00) (with such reduction to be applied as indicated on Annex A attached hereto), on August 1, 2017 without any further action by Administrative Agent, any Lender or any Borrower.
(i)    The definition of “OHI Entities” in Section 1.1 of the Loan Agreement is hereby amended by deleting the phrase “, and Sterling Health Care Management Inc., a Kentucky corp” contained therein.
(j)    The definition of “Restricted Agreements” in Section 1.1 of the Loan Agreement shall hereafter be deemed to also include the Golden Living Lease Documents, Carthage Lease Documents and Meridian Lease Documents.
(k)    The phrase “Subject only to the Omega Security Interests and the Aviv Lessor Security Interests (the priorities with respect to each of which shall be as set forth in the Omega Intercreditor Agreement),” contained in the first sentence of Section 6.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
Subject only to the Omega Security Interests and the Aviv Lessor Security Interests (the priorities with respect to each of which shall be as set forth in the Omega Intercreditor Agreement) and the Golden Living Lessor Security Interests (the priorities with respect to each of which shall be as set forth in the Golden Living Intercreditor Agreement (AL) and the Golden Living Intercreditor Agreement (MS), as applicable),
(l)    Section 8.1(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(b)    Borrowing Base Certificates. On or before the fifteenth (15th) day after the end of each calendar month, four (4) borrowing base certificates, one for each of (i) the OHI Entities and DLC (exclusive of the Martin, Tennessee Facility operated by DLC), (ii) the DLC III (AL) Subsidiaries and the DLC III (MS) Subsidiaries (other than Diversicare of Carthage, LLC and Diversicare of Meridian, LLC), (iii) all Borrowers other than the OHI Entities, DLC (but inclusive of the Martin, Tennessee Facility operated by DLC), the DLC III (AL) Subsidiaries and the DLC III (MS) Subsidiaries (other than Diversicare of Carthage, LLC and Diversicare of Meridian, LLC), and (iv) for all Borrowers on a consolidated basis, each signed on behalf of such Borrower (as applicable) by a Duly Authorized Officer, each of which must be in form, scope and substance reasonably satisfactory to Administrative Agent and the Required Lenders.
(m)    Section 9.1(viii) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(viii) Liens in favor of (1) the Aviv Lessor, Omega and the Omega Senior Lessor, subject in all cases to the provisions of the Omega Intercreditor Agreement, (2) the Golden Living (AL) Lessors, subject to the provisions of the Golden Living Intercreditor Agreement (AL), and (3) the Golden Living (MS) Lessors, subject to the provisions of the Golden Living Intercreditor Agreement (MS);
(n)    Section 9.10(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(a)    The Borrower shall not make any payment, directly or indirectly, to (x) the Aviv Lessor or Omega (or any Affiliate or Subsidiary thereof) in contravention of the Omega Intercreditor Agreement or (y) to the Golden Living (AL) Lessors or the Golden Living (MS) Lessors (or any Affiliate or Subsidiary thereof) in contravention of the Golden Living Intercreditor Agreement (AL) or the Golden Living Intercreditor Agreement (MS), as applicable.
(o)    Section 9.12(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(b)    Minimum Adjusted EBITDA. The Parent and Borrowers, taken as a whole, shall not permit their Adjusted EBITDA to be less than (i) $8,500,000 for the Fiscal Quarter ending September 30, 2016, (ii) $9,500,000 for the Fiscal Quarter ending December 31, 2016, (iii) $10,000,000 for the Fiscal Quarter ending March 31, 2017, (iv) $11,500,000 for the Fiscal Quarter ending June 30, 2017, and (v) $13,000,000 for the Fiscal Quarter ending September 30, 2017 and for each Fiscal Quarter thereafter, each measured on the last day of the applicable Fiscal Quarter on a trailing twelve (12) month basis.
(p)    The first sentence of Section 12.22 of the Loan Agreement is hereby amended and restated in its entirety as follows:
Borrower shall not disclose the contents of this Agreement and the other Financing Agreements to any third party (including, without limitation, any financial institution or intermediary), unless required by applicable Laws or by any subpoena, judicial order or similar legal process, without Administrative Agent’s prior written consent, other than to Borrower’s officers, lawyers and other professional advisors on a need-to-know basis, Omega, the Aviv Lessor, the Golden Living (AL) Lessors, the Golden Living (MS) Lessors and in connection with any filings required to be made under any applicable federal or state securities laws or regulations (“Securities Laws”).
(q)    Annex A (Lenders, Pro Rata Shares/Dollar Allocations, and Notice Information) to the Loan Agreement is hereby amended and restated and replaced with Annex A Attached hereto.
5.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment and the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 7(c), (d), (e), (f), (o), (p), (q) and (r)).
6.    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    Each of the representations and warranties of each Borrower (including Original Borrower and New Borrower) contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); the principal place of business and chief executive office for New Borrower is as set forth on Schedule 1.1(a) (as revised pursuant to Section 3 hereof);
(b)    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
7.    Conditions Precedent to Effectiveness of this Amendment. The consents set forth in Section 1 hereof and the amendments contained in Section 4 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 6 hereof, which are made as of the date hereof, are true and correct;
(b)    receipt by Administrative Agent of duly executed signature pages to this Amendment from Borrower and Lenders;
(c)    receipt by Administrative Agent of duly executed signature pages to (collectively, the “Note Modifications”) the modifications to promissory notes dated as of the date hereof by Borrower in favor of each Lender;
(d)    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(e)    receipt by Administrative Agent of duly executed signature pages to the First Amendment to Second Amended and Restated Pledge Agreement dated as of the date hereof, among AFI, DLC III and Administrative Agent (the “First AFI Pledge Amendment”);
(f)    receipt by Administrative Agent of duly executed signature pages to the Pledge Agreement dated as of the date hereof, among DLC III, the DLC III Subsidiaries and Administrative Agent (the “DLC III Pledge Agreement”)
(g)    receipt by Administrative Agent of copies of resolutions of the governing body of New Borrower authorizing the execution, delivery and performance by New Borrower of the Loan Agreement, as amended by this Amendment, and each of the other instruments, agreements and documents entered into in connection with this Amendment to which New Borrower is a party (including with respect to the security interest and equity pledge provided in favor of Administrative Agent), certified by a Duly Authorized Officer of New Borrower;
(h)    receipt by Administrative Agent of copies of resolutions of the governing body of Original Borrower authorizing the execution, delivery and performance by Original Borrower of this Amendment and each of the other instruments, agreements and documents entered into in connection with this Amendment to which Original Borrower is a party, certified by a Duly Authorized Officer of Original Borrower;
(i)    receipt by Administrative Agent of UCC tax, lien, pending suit, bankruptcy and judgment searches on New Borrower, each as of a recent date, the results of which must be in form and substance acceptable to Administrative Agent;
(j)    receipt by Administrative Agent of good standing certificates for New Borrower from the Delaware Secretary of State and certificates of authorization for New Borrower from the Secretary of State of the States of Alabama and Mississippi, as applicable (as of a recent date);
(k)    receipt by Administrative Agent of an opinion of Bass Berry & Sims, PLC, the legal counsel to Borrower and Guarantor, in form and substance reasonably satisfactory to Administrative Agent;
(l)    receipt by Administrative Agent of a certified copy of New Borrower’s certificate of formation, certified by the Delaware Secretary of State (as of a recent date);
(m)    receipt by Administrative Agent of a true, correct and complete copy of the operating agreement of New Borrower, certified by a Duly Authorized Officer of New Borrower;
(n)    UCC Financing Statements, as requested by Administrative Agent, naming New Borrower as debtor and Administrative Agent as secured party with respect to the Collateral, together with such UCC termination statements necessary to release all Liens (other than Permitted Liens) in any of the Collateral except Administrative Agent, and other documents as Administrative Agent deems necessary or appropriate, shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable;
(o)    receipt of a duly executed Fourth Amendment to the Blocked Account Agreement, in form and substance reasonably acceptable to Administrative Agent;
(p)    receipt by Administrative Agent of duly executed signature pages to the Golden Living Intercreditor Agreement (AL) from Golden Living (AL) Lessors and the DLC III (AL) Subsidiaries;
(q)    receipt by Administrative Agent of duly executed signature pages to the Golden Living Intercreditor Agreement (MS) from Golden Living (MS) Lessors and the DLC III (MS) Subsidiaries;
(r)    receipt by Administrative Agent of duly executed signature pages to that certain fee letter dated as of September 30, 2016, by Borrower in favor of Administrative Agent, and receipt by Administrative Agent in immediately available funds of all fees payable thereunder;
(s)    receipt of certificates from Borrower’s insurance carriers evidencing Administrative Agent as additional insured with respect to New Borrower’s general liability insurance;
(t)    receipt by Administrative Agent of a true, correct and complete copy of the Management Agreements between New Borrower and Manager available as of the date hereof, certified by a Duly Authorized Officer of New Borrower;
(u)    receipt by Administrative Agent of a true, correct and complete copy of the Golden Living Lease Documents solely with respect to the Golden Living (MS) Facilities, the Carthage Lease Documents and the Meridian Lease Documents available as of the date hereof, and each certified by a Duly Authorized Officer of New Borrower;
(v)    receipt by Administrative Agent of a duly signed and completed perfection certificate with respect to New Borrower;
(w)    UCC Amendment Statement naming AFI as debtor and Administrative Agent as secured party with respect to the equity of DLC III pledged pursuant to the First AFI Pledge Amendment shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable (including the Delaware Secretary of State);
(x)    UCC Financing Statement naming DLC III as debtor and Administrative Agent as secured party with respect to the equity of each of the limited liability companies identified on Appendix 1 hereto pledged pursuant to the DLC III Pledge Agreement shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable (including the Delaware Secretary of State);
(y)    receipt by Administrative Agent of copies of resolutions of the governing body of AFI authorizing the execution, delivery and performance by AFI of the First AFI Pledge Amendment, certified by a Duly Authorized Officer of AFI;
(z)    receipt by Administrative Agent of copies of resolutions of the governing body of DLC III authorizing the execution, delivery and performance by DLC III of the DLC III Pledge Agreement, certified by a Duly Authorized Officer of DLC III;
(aa)    receipt by Administrative Agent of copies of resolutions of the governing body of Guarantor authorizing the execution, delivery and performance by Guarantor of the Guaranty Reaffirmation, certified by a Duly Authorized Officer of Guarantor;
(bb)    receipt by Administrative Agent of copies of the supplemented Schedule 1.1(a) (Borrowers), Schedule 1.1(f) (Facilities, Locations, Real Property, Operators, Owners, Leases), Schedule 7.8 (Names), Schedule 7.12 (Organizational Chart), Schedule 7.33 (Capitalization) and Schedule 7.36 (Commercial Leases) of the Loan Agreement;
(cc)    receipt of any applicable Letter of Credit Document (including an amendment to the Master Letter of Credit Agreement or an entirely new Master Letter of Credit Agreement) as Administrative Agent may require in connection with this Amendment; and
(dd)    receipt by Administrative Agent of such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents Administrative Agent may reasonably require, if any.
8.    Reaffirmation; References to Loan Agreement; Additional Agreements and Covenants; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 7(c), (d), (e), (f), (o), (p), (q) and (r)); or (y) to prejudice any right or remedy which Administrative Agent may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 7(c), (d), (e), (f), (o), (p), (q) and (r)), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
(f)    Borrower shall deliver to Administrative Agent when available true, correct and complete copies of the applicable Licenses for the Golden Living (AL) Facilities, the Golden Living (MS) Facilities, the Carthage Facility and the Meridian Facility for New Borrower promptly upon receipt.
(g)    Borrower shall deliver to Administrative Agent when available true, correct and complete copies of the Golden Living Lease Documents relating to the Golden Living (AL) Facilities promptly upon effectiveness of the same.
(h)    Each Lender hereby authorizes Administrative Agent to execute the Golden Living Intercreditor Agreement (AL) and the Golden Living Intercreditor Agreement (MS) on behalf of each Lender.
9.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent, Issuing Lender, and Lenders and each of Administrative Agent’s, Issuing Lender’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the consent in Section 1 and the amendments in Section 4 hereof would not have been agreed to by Administrative Agent and Lenders).
10.    Supplementation of Schedule 1.1(c) to Term Loan Agreement. Certain of the Borrowers party hereto are also Affiliated Term Loan Borrowers under the Term Loan Agreement. Each of the Administrative Agent and Lenders party hereto are also the Administrative Agent and Lenders (each as defined in the Term Loan Agreement) under the Term Loan Agreement. Such parties hereby supplement Schedule 1.1(c) to the Term Loan Agreement with the information contained on the Supplement to Schedule 1.1(c) to the Second Amended and Restated Term Loan and Security Agreement attached hereto.
11.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
12.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
13.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
14.    Severability; Etc. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
15.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
16.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment or any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 7(c), (d), (e), (f), (o), (p), (q) and (r).
17.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
18.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Second Amendment to Third Amended and Restated Revolving Loan and Security Agreement as of the day and year first above written.

BORROWER:

ORIGINAL BORROWER:
ADVOCAT FINANCE, INC.
DIVERSICARE MANAGEMENT SERVICES CO.
DIVERSICARE LEASING CORP.
STERLING HEALTH CARE MANAGEMENT, INC.
DIVERSICARE TEXAS I, LLC
DIVERSICARE HOLDING COMPANY, LLC
DIVERSICARE KANSAS, LLC
DIVERSICARE LEASING COMPANY II, LLC
DIVERSICARE PROPERTY CO., LLC

By:	/s/ James R. McKnight, Jr.
Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC SENIOR CARE GOLFCREST, LLC SENIOR CARE GOLFVIEW, LLC SENIOR CARE SOUTHERN PINES, LLC
BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member
	BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

Signature Page to Consent and Second Amendment to
Third Amended and Restated Revolving Loan and Security Agreement

SENIOR CARE FLORIDA LEASING, LLC
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE PINEDALE, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE YORKTOWN, LLC
DIVERSICARE ROSE TERRACE, LLC
DIVERSICARE THERAPY SERVICES, LLC
DIVERSICARE CLINTON, LLC
DIVERSICARE HIGHLANDS, LLC

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE HUMBLE, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC DIVERSICARE PARIS, LLC
BY:	DIVERSICARE TEXAS I, LLC, its sole member
	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE OF CHANUTE, LLC DIVERSICARE OF COUNCIL GROVE, LLC DIVERSICARE OF HAYSVILLE, LLC DIVERSICARE OF SEDGWICK, LLC DIVERSICARE OF HUTCHINSON, LLC DIVERSICARE OF LARNED, LLC
BY:	DIVERSICARE KANSAS, LLC its sole member

	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer
DIVERSICARE OF SENECA PLACE, LLC
DIVERSICARE OF BRADFORD PLACE, LLC
DIVERSICARE OF PROVIDENCE, LLC
DIVERSICARE OF SIENA WOODS, LLC
DIVERSICARE OF ST. THERESA, LLC
DIVERSICARE OF BIG SPRINGS, LLC
DIVERSICARE OF NICHOLASVILLE, LLC
DIVERSICARE OF AVON, LLC
DIVERSICARE OF MANSFIELD, LLC
DIVERSICARE OF RIVERSIDE, LLC
DIVERSICARE OF CHATEAU, LLC
DIVERSICARE OF ST. JOSEPH, LLC
DIVERSICARE OF GREENVILLE, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By: /s/ James R. McKnight, Jr.

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC

By:	DIVERSICARE PROPERTY CO., LLC, its sole member

By: /s/ James R. McKnight, Jr._________
Name: James R. McKnight, Jr.

Its:	Executive Vice President & Chief
Financial Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.

Its:	Executive Vice President & Chief
Financial Officer

NEW BORROWER:

DIVERSICARE LEASING COMPANY III, LLC

By: /s/ James R. McKnight, Jr._________

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE OF ARAB, LLC
DIVERSICARE OF BOAZ, LLC
DIVERSICARE OF FOLEY, LLC
DIVERSICARE OF HUEYTOWN, LLC
DIVERSICARE OF LANETT, LLC
DIVERSICARE OF BESSEMER, LLC
DIVERSICARE OF MONTGOMERY, LLC
DIVERSICARE OF ONEONTA, LLC
DIVERSICARE OF OXFORD, LLC
DIVERSICARE OF PELL CITY, LLC
DIVERSICARE OF RIVERCHASE, LLC
DIVERSICARE OF WINFIELD, LLC
DIVERSICARE OF AMORY, LLC
DIVERSICARE OF BATESVILLE, LLC
DIVERSICARE OF BROOKHAVEN, LLC
DIVERSICARE OF CARTHAGE, LLC
DIVERSICARE OF EUPORA, LLC
DIVERSICARE OF MERIDIAN, LLC
DIVERSICARE OF RIPLEY, LLC
DIVERSICARE OF SOUTHAVEN, LLC
DIVERSICARE OF TUPELO, LLC
DIVERSICARE OF TYLERTOWN, LLC

By:	DIVERSICARE LEASING COMPANY III, LLC, its sole member

By: /s/ James R. McKnight, Jr.________

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC.
/s/ Kelly J. Gill
Name:	Kelly J. Gill
Its:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By: /s/ Adam D. Panos__________
Name: Adam D. Panos
Its: Managing Director

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Adam D. Panos_________
Name: Adam D. Panos
Its: Managing Director

LENDER: BANKERS TRUST COMPANY
By: /s/Jon M. Doll___________
Name:	Jon M. Doll
Its:	Vice President

LENDER: BOKF, NA D/B/A BANK OF OKLAHOMA
By: /s/ Ryan Kirk______________
Name:	Ryan Kirk
Its:	Vice President

LENDER: CIT BANK N.A.
By: /s/ Edward Shuster__________
Name:	Edward Shuster
Its:	Director

LENDER: OPUS BANK, a California commercial bank
By: /s/ Bryan Nance___________
Name:	Bryan Nance
Its:	VP, Portfolio Manager Healthcare Banking

LENDER: FRANKLIN SYNERGY BANK
By: /s/ Lisa Fletcher____________
Name:	Lisa Fletcher
Its:	Senior Vice President

REAFFIRMATION OF SECOND AMENDED AND RESTATED GUARANTY

Dated as of: October 3, 2016
The undersigned (“Guarantor”) hereby: (i) confirms and agrees with The PrivateBank and Trust Company, an Illinois banking corporation in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Second Amended and Restated Guaranty dated as of February 26, 2016 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016, as amended by the foregoing Consent and Second Amendment to Third Amended and Restated Revolving Loan and Security Agreement (“Amendment”), and each reference to the term “Borrower” in the Guaranty shall also include New Borrower (as defined in the Amendment) and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Page Follows]

DIVERSICARE HEALTHCARE SERVICES, INC.

By: /s/ Kelly J. Gill
Name:    Kelly J. Gill
Its:    President and Chief Executive Officer

APPENDIX 1
Subsidiaries of Diversicare Leasing Company III, LLC

1.	Diversicare of Arab, LLC
2.	Diversicare of Boaz, LLC
3.	Diversicare of Foley, LLC
4.	Diversicare of Hueytown, LLC
5.	Diversicare of Lanett, LLC
6.	Diversicare of Bessemer, LLC
7.	Diversicare of Montgomery, LLC
8.	Diversicare of Oneonta, LLC
9.	Diversicare of Oxford, LLC
10.	Diversicare of Pell City, LLC
11.	Diversicare of Riverchase, LLC
12.	Diversicare of Winfield, LLC
13.	Diversicare of Amory, LLC
14.	Diversicare of Batesville, LLC
15.	Diversicare of Brookhaven, LLC
16.	Diversicare of Carthage, LLC
17.	Diversicare of Eupora, LLC
18.	Diversicare of Meridian, LLC
19.	Diversicare of Ripley, LLC
20.	Diversicare of Southaven, LLC
21.	Diversicare of Tupelo, LLC
22.	Diversicare of Tylertown, LLC

SCHEDULE 1.1(a)
to Third Amended and Restated Revolving Loan and Security Agreement
(Second Amendment)

BORROWERS

	Name	State of Incorporation or Formation	Principal Place of Business and Chief Executive Office	Organizational Number
1.	Diversicare Leasing Company III, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6080735
2.	Diversicare of Arab, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084416
3.	Diversicare of Boaz, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084424
4.	Diversicare of Foley, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084437
5.	Diversicare of Hueytown, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084440
6.	Diversicare of Lanett, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084441
7.	Diversicare of Bessemer, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084422
8.	Diversicare of Montgomery, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084445
9.	Diversicare of Oneonta, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084447
10.	Diversicare of Oxford, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084453
11.	Diversicare of Pell City, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084456
12.	Diversicare of Riverchase, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084464
13.	Diversicare of Winfield, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084498
14.	Diversicare of Amory, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084418
15.	Diversicare of Batesville, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084421
16.	Diversicare of Brookhaven, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6080735
17.	Diversicare of Carthage, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084416
18.	Diversicare of Eupora, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084424
19.	Diversicare of Meridian, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084437
20.	Diversicare of Ripley, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084440
21.	Diversicare of Southaven, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084441
22.	Diversicare of Tupelo, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084422
23.	Diversicare of Tylertown, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027	6084445

SCHEDULE 1.1(f)
to Third Amended and Restated Revolving Loan and Security Agreement
(Second Amendment)

FACILITIES; LOCATIONS; REAL PROPERTY; OPERATORS; OWNERS; LEASES

	Facility Name	Real Property / Location Address	Owner / Lessor	Operator / Lessee	Lease Expiration Date and Options to Extend (if applicable)
Golden Living (AL) Facilities
1.	Diversicare of Arab	235 Third Street, Southeast, Arab, Alabama 35016	GPH Arab LLC	Diversicare of Arab, LLC	October 31, 2026; two 5-year renewals
2.	Diversicare of Boaz	600 Corley Avenue, Boaz, Alabama 35957	GPH Boaz LLC	Diversicare of Boaz, LLC	October 31, 2026; two 5-year renewals
3.	Diversicare of Foley	1701 North Alston, Foley, Alabama 36535	GPH Foley LLC	Diversicare of Foley, LLC	October 31, 2026; two 5-year renewals
4.	Diversicare of Hueytown	190 Brooklane Drive, Hueytown, Alabama 35023	GPH Hueytown LLC	Diversicare of Hueytown, LLC	October 31, 2026; two 5-year renewals
5.	Diversicare of Lanett	702 South 13th Street, Lanett, Alabama 36863	GPH Lanett LLC	Diversicare of Lanett, LLC	October 31, 2026; two 5-year renewals
6.	Diversicare of Bessemer	820 Golf Course Road, Bessemer, Alabama 35023	GPH Bessemer LLC	Diversicare of Bessemer, LLC	October 31, 2026; two 5-year renewals
7.	Diversicare of Montgomery	2020 North Country Club Drive, Montgomery, Alabama 36106	GPH Montgomery LLC	Diversicare of Montgomery, LLC	October 31, 2026; two 5-year renewals
8.	Diversicare of Oneonta	215 Valley Road, Oneonta, Alabama 35121	GPH Oneonta LLC	Diversicare of Oneonta, LLC	October 31, 2026; two 5-year renewals
9.	Diversicare of Oxford	1130 South Hale Street, Oxford, Alabama 36203	GPH Oxford LLC	Diversicare of Oxford, LLC	October 31, 2026; two 5-year renewals
10.	Diversicare of Pell City	510 Wolf Creek Road North, Pell City, Alabama 35125	Beverly Enterprises-Alabama, Inc.	Diversicare of Pell City, LLC	October 31, 2026; two 5-year renewals
11.	Diversicare of Riverchase	2500 Riverhaven Drive, Birmingham, Alabama 35244	GPH Birmingham LLC	Diversicare of Riverchase, LLC	October 31, 2026; two 5-year renewals
12.	Diversicare of Winfield	144 County Highway 14, Winfield, Alabama 35594	GPH Winfield LLC	Diversicare of Winfield, LLC	October 31, 2026; two 5-year renewals
Golden Living (MS) Facilities
13.	Diversicare of Amory	1215 Earl Frye Drive, Amory, Mississippi 38821	GPH Amory LLC	Diversicare of Amory, LLC	October 31, 2026; two 5-year renewals
14.	Diversicare of Batesville	154 Woodland Road, Batesville, Mississippi 38606	GPH Batesville LLC	Diversicare of Batesville, LLC	October 31, 2026; two 5-year renewals
15.	Diversicare of Brookhaven	519 Brookman Drive, Brookhaven, Mississippi 39601	GPH Brookhaven LLC	Diversicare of Brookhaven, LLC	October 31, 2026; two 5-year renewals
16.	Diversicare of Eupora	156 E. Walnut Avenue, Eupora, Mississippi 39744	GPH Eupora LLC	Diversicare of Eupora, LLC	October 31, 2026; two 5-year renewals
17.	Diversicare of Ripley	101 Cunningham Drive, Ripley Mississippi 38663	GPH Ripley LLC	Diversicare of Ripley, LLC	October 31, 2026; two 5-year renewals
18.	Diversicare of Southaven	1730 Dorchester Drive, Southaven, Mississippi 38671	GPH Southaven LLC	Diversicare of Southaven, LLC	October 31, 2026; two 5-year renewals
19.	Diversicare of Tupelo	2273 South Eason Boulevard, Tupelo, Mississippi 38804	GPH Tupelo LLC	Diversicare of Tupelo, LLC	October 31, 2026; two 5-year renewals
20.	Diversicare of Tylertown	200 Medical Circle, Tylertown, Mississippi 39667	GPH Tylertown LLC	Diversicare of Tylertown, LLC	October 31, 2026; two 5-year renewals
Other (MS) Facilities
21.	Diversicare of Carthage	1101 E. Franklin Street, Carthage, Mississippi 39051	Leake County Nursing Home, Ltd.	Diversicare of Carthage, LLC	September 30, 2018
22.	Diversicare of Meridian	4728 Hwy 39 North, Meridian Mississippi 39301	Broadmoor Nursing Home, Ltd.	Diversicare of Meridian, LLC	September 30, 2026; two 5-year renewals

SCHEDULE 7.8
to Third Amended and Restated Revolving Loan and Security Agreement
(Second Amendment)

OTHER NAMES

Alabama:

Diversicare of Arab, LLC will do business in the state of Alabama as Diversicare of Arab.

Diversicare of Bessemer, LLC will do business in the state of Alabama as Diversicare of Bessemer.

Diversicare of Boaz, LLC will do business in the state of Alabama as Diversicare of Boaz.

Diversicare of Foley, LLC will do business in the state of Alabama as Diversicare of Foley.

Diversicare of Hueytown, LLC will do business in the state of Alabama as Baron House of Hueytown.

Diversicare of Lanett, LLC will do business in the state of Alabama as Diversicare of Lanett.

Diversicare of Montgomery, LLC will do business in the state of Alabama as Diversicare of Montgomery.

Diversicare of Oneonta, LLC will do business in the state of Alabama as Diversicare of Oneonta.

Diversicare of Oxford, LLC will do business in the state of Alabama as Diversicare of Oxford.

Diversicare of Pell City, LLC will do business in the state of Alabama as Diversicare of Pell City.

Diversicare of Riverchase, LLC will do business in the state of Alabama as Diversicare of Riverchase.

Diversicare of Winfield, LLC will do business in the state of Alabama as Diversicare of Winfield.

Mississippi:

Diversicare of Amory, LLC will do business in the state of Mississippi as Diversicare of Amory.

Diversicare of Batesville, LLC will do business in the state of Mississippi as Diversicare of Batesville.

Diversicare of Brookhaven, LLC will do business in the state of Mississippi as Diversicare of Brookhaven.

Diversicare of Carthage, LLC will do business in the state of Mississippi as Diversicare of Carthage.

Diversicare of Eupora, LLC will do business in the state of Mississippi as Diversicare of Eupora.

Diversicare of Meridian, LLC will do business in the state of Mississippi as Diversicare of Meridian.

Diversicare of Ripley, LLC will do business in the state of Mississippi as Diversicare of Ripley.

Diversicare of Southaven, LLC will do business in the state of Mississippi as Diversicare of Southaven.

Diversicare of Tupelo, LLC will do business in the state of Mississippi as Diversicare of Tupelo.

Diversicare of Tylertown, LLC will do business in the state of Mississippi as Diversicare of Tylertown.

SCHEDULE 7.12
to Third Amended and Restated Revolving Loan and Security Agreement
(Second Amendment)

ORGANIZATIONAL CHART

See attached.

SCHEDULE 7.33
to Third Amended and Restated Revolving Loan and Security Agreement
(Second Amendment)

CAPITALIZATION

Borrower	Number of Authorized Stock/LLC Interests	Holder of Equity Securities	Ownership Percentage
Diversicare Leasing Company III, LLC	N/A	Advocat Finance, Inc.	100%
Diversicare of Arab, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Boaz, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Foley, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Hueytown, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Lanett, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Bessemer, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Montgomery, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Oneonta, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Oxford, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Pell City, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Riverchase, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Winfield, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Amory, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Batesville, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Brookhaven, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Carthage, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Eupora, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Meridian, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Ripley, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Southaven, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Tupelo, LLC	N/A	Diversicare Leasing Company III, LLC	100%
Diversicare of Tylertown, LLC	N/A	Diversicare Leasing Company III, LLC	100%

SCHEDULE 7.36
to Third Amended and Restated Revolving Loan and Security Agreement
(Second Amendment)

COMMERCIAL LEASES

1. Master Lease Agreement dated as of October 1, 2016 by and between, collectively, the Golden Living (MS) Lessors listed and identified on Schedule 1.1 (f) as Owner/Lessor, each as Lessor, and the DLC III (MS) Subsidiaries listed and identified as Operator/ Lessee, each as Lessee, with respect to each of the Facilities listed and identified on Schedule 1.1 (f) as the Golden Living ( MS) Facilities and located at the Mississippi addresses shown thereon, set opposite their respective names. Upon the closing on or about November 1, 2016 of the transactions for the lease by the DLC III ( AL) Subsidiaries of the Facilities listed and identified on Schedule 1.1(f) as the Golden Living (AL) Facilities and located at the addresses in Alabama shown thereon, the Golden Living (AL) Lessors listed and identified the Owner/Lessor on Schedule 1.1 (f), each as Lessor, and the DLC III (AL) Subsidiaries listed and identified on as Operator/Lessee on Schedule 1.1 (f), each as Lessee, will be joined, collectively, to the Master Lease Agreement by an amendment and restatement of the Master lease Agreement (the “Amended and Restated Lease”), to include, collectively, each of the Golden Living (AL) Facilities listed on Schedule 1.1 (f) set opposite their respective names as of the demised premises under the Master Lease Agreement. The expiration date of the initial term of the Amended and Restated Lease shall be the date that is ten (10) years after the commencement of the Amended and Restated Lease.

2. Lease Agreement between Broadmoor Nursing Home Ltd., as Lessor, and Diversicare of Meridian, LLC, as Lessee, with respect to the Meridian Facility located in Meridian, Mississippi as listed and identified on Schedule 1.1.(f), originally dated October 1, 1977, the leasehold interest of the current lessee thereunder being assigned to and assumed by Diversicare of Meridian, LLC by Assignment and Assumption Agreement by and between Beverly Enterprises-Mississippi, Inc., as Assignor, and Diversicare of Meridian, LLC, as Assignee, dated as of October 1, 2016, such Lease Agreement being amended by First Amendment to Lease Agreement dated as of October 1, 2016, by and between Lessor and Diversicare of Meridian, LLC, as Lessee. The expiration date of the current term of this lease is September 30, 2026.

3. Lease Agreement between Leake County Nursing Home Ltd., as Lessor, and Diversicare of Carthage, LLC, as Lessee, with respect to the Carthage Facility located in Carthage, Mississippi as listed and identified on Schedule 1.1.(f), originally dated October 1, 1977, the leasehold interest of the current lessee thereunder being assigned to and assumed by Diversicare of Carthage, LLC by Assignment and Assumption Agreement by and between Beverly Enterprises-Mississippi, Inc., as Assignor, and Diversicare of Carthage, LLC, as Assignee, dated as of October 1, 2016, such Lease Agreement being amended by First Amendment to Lease Agreement dated as of October 1, 2016, by and between Lessor and Diversicare of Carthage, LLC, as Lessee. The expiration date of the current term of this lease is September 30, 2018.

4. Commercial Sublease effective as of the 1st day of October, by and between GGNSC Administrative Services, LLC, DBA Golden Living, as Tenant, and Diversicare of Tupelo, LLC, as Subtenant, for the sublet to Subtenant of approximately 2227 sq. ft. of commercial office space in Spanish Village complex located at 144 South Thomas Street, Suite 204-205, Tupelo, Mississippi 38801, for purposes of an employee training center, which premises Tenant leases pursuant to a lease agreement with Hancock Family LLC, as Landlord, dated the 27th day of April, 1998, and amended through the Eighth Amendment, dated the 21st day of August, 2014, the current expiration date of the term of this sublease is December 31, 2016.

ANNEX A
(LENDERS, PRO RATA SHARES/DOLLAR ALLOCATIONS, AND NOTICE INFORMATION)

Lender	Contact Information	Pro Rata Shares

The PrivateBank and Trust Company	120 South LaSalle Street Chicago, IL 60603 Attn.: Adam D. Panos Managing Director Tel.: (312) 564-1278 Fax: (312) 683-0446 Initial Dollar Allocation (through July 31, 2017): $19,250,000.00 Adjusted Dollar Allocation (from and after August 1, 2017) $15,565,789.47	36.84210526%
CIT Bank N.A.	11 West 42nd Street New York, NY 10036 Attn.: Edward Shuster Director Tel.: (212) 771-9303 Initial Dollar Allocation (through July 31, 2017): $11,000,000.00 Adjusted Dollar Allocation (from and after August 1, 2017) $8,894,736.84	21.05263158%
Bankers Trust Company	453 7th Street Des Moines, IA 50304-0897 Attn.: Jon M. Doll Vice President Tel.: (515) 245-2837 Fax: (515) 245-5216 Initial Dollar Allocation (through July 31, 2017): $8,250,000.00 Adjusted Dollar Allocation (from and after August 1, 2017) $6,671,052.63	15.78947368%

BOKF, NA d/b/a Bank of Oklahoma	One Williams Center, 8th Floor Tulsa, OK 74172 Attn.: Ryan Kirk Vice President Tel.: (918) 588-6743 Fax: (918) 280-3368 Initial Dollar Allocation (through July 31, 2017): $2,750,000.00 Adjusted Dollar Allocation (from and after August 1, 2017) $2,223,684.21	5.26315789%

Opus Bank	19900 MacArthur Blvd. 12th Floor Irvine, CA 92612 Attn.: Bryan Nance VP, Portfolio Manager Healthcare Banking Tel.: (949) 251-8123 Fax: (949) 250-9988 Initial Dollar Allocation (through July 31, 2017): $5,500,000.00 Adjusted Dollar Allocation (from and after August 1, 2017) $4,447,368.42	10.52631579%
Franklin Synergy Bank	722 Columbia Ave. Franklin, TN 37064 Chicago, IL 60606 Attn.: Lisa Fletcher Senior Vice President Tel.: (615) 564-6374 Fax: (312) 564-7375 Initial Dollar Allocation (through July 31, 2017): $5,500,000.00 Adjusted Dollar Allocation (from and after August 1, 2017) $4,447,368.42	10.52631579%

SCHEDULE 1.1(c)
to Second Amended and Restated Term Loan and Security Agreement
AFFILIATED REVOLVING BORROWERS

	Name	State of Incorporation or Formation	Principal Place of Business and Chief Executive Office
1.	Diversicare Leasing Company III, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
2.	Diversicare of Arab, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
3.	Diversicare of Boaz, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
4.	Diversicare of Foley, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
5.	Diversicare of Hueytown, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
6.	Diversicare of Lanett, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
7.	Diversicare of Bessemer, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
8.	Diversicare of Montgomery, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
9.	Diversicare of Oneonta, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
10.	Diversicare of Oxford, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
11.	Diversicare of Pell City, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
12.	Diversicare of Riverchase, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
13.	Diversicare of Winfield, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
14.	Diversicare of Amory, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
15.	Diversicare of Batesville, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
16.	Diversicare of Brookhaven, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
17.	Diversicare of Carthage, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
18.	Diversicare of Eupora, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
19.	Diversicare of Meridian, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
20.	Diversicare of Ripley, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
21.	Diversicare of Southaven, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
22.	Diversicare of Tupelo, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027
23.	Diversicare of Tylertown, LLC	Delaware limited liability company	1621 Galleria Blvd., Brentwood, TN 37027

Signature Page to Consent and Second Amendment to
Third Amended and Restated Revolving Loan and Security Agreement